As filed with the Securities and Exchange Commission on [date]


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-07959
                                                     ---------


                              ADVISORS SERIES TRUST
                              ---------------------
               (Exact name of registrant as specified in charter)


                              615 EAST MICHIGAN ST.
                               MILWAUKEE, WI 53202
                               -------------------
               (Address of principal executive offices) (Zip code)


                               JEANINE M. BAJCZYK
                              ADVISORS SERIES TRUST
                              615 EAST MICHIGAN ST.
                               MILWAUKEE, WI 53202
                               -------------------
                     (Name and address of agent for service)


                                 (414) 765-6609
                                 --------------
              (Registrant's telephone number, including area code)


Date of fiscal year end: OCTOBER 31, 2008
                         ----------------

Date of reporting period: OCTOBER 31, 2008
                          ----------------

ITEM 1. REPORTS TO STOCKHOLDERS.


[LOGO]

ANNUAL REPORT
OCTOBER 31, 2008

                              300 NORTH CAPITAL SMALL CAP
                              GROWTH FUND, CLASS I

                              (FORMERLY, PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I)

                                    CONTENTS

MARKET REVIEW & OUTLOOK ...................................................    1

FUND REVIEW ...............................................................    2

INFORMATION ABOUT YOUR FUND'S EXPENSES ....................................    6

SCHEDULE OF INVESTMENTS ...................................................    7

STATEMENT OF ASSETS AND LIABILITIES .......................................    9

STATEMENT OF OPERATIONS ...................................................   10

STATEMENTS OF CHANGES IN NET ASSETS .......................................   11

FINANCIAL HIGHLIGHTS ......................................................   12

NOTES TO FINANCIAL STATEMENTS .............................................   13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...................   17

NOTICE TO SHAREHOLDERS ....................................................   18

REPORT OF THE TRUST'S SPECIAL SHAREHOLDER MEETING .........................   19

INFORMATION ABOUT TRUSTEES AND OFFICERS ...................................   20

OTHER INFORMATION ................................................    BACK COVER

                             MARKET REVIEW & OUTLOOK

U.S. EQUITY
INVESTMENT ENVIRONMENT

For the one year period ending October 31, 2008, U.S. equity returns were very weak.

U.S. and international equity markets particularly declined in the September to October time frame as nervous investors began to brace themselves for a global economic recession. The Dow Jones Industrial Average fell -14.1% in October alone, which is the worst monthly percentage decline since August 1998. Investors fled risky assets and poured into short duration government securities. Most commodities declined significantly during the recent months due to a perceived - and in some cases real - groundswell change in the global supply and demand balance. This includes many of the raw materials, such as steel, that have been used in the infrastructure build out of the emerging economies.

During the past challenging twelve months, all stock indices cascaded lower, with the Russell 1000(R) Index falling -36.8% and the Russell 2000(R) Index declining -34.2%. Growth stocks underperformed value stocks across every market capitalization range (as measured by the Russell indexes), especially in the smaller capitalization universes. The large cap Russell 1000(R) Growth Index posted a one year return of -37.0% versus -36.8% for the Russell 1000(R) Value Index. In the small cap category, over the same period the Russell 2000(R) Growth Index returned -37.9%, compared to a return of -30.5% for the Russell 2000(R) Value Index.

The table below shows the performance of the benchmark index and the Small Cap Growth Fund for the most recent quarter, semi-annual, and annual periods ending October 31, 2008.

                                    FUND AND MARKET PERFORMANCE
==================================================================================================
FUND RETURN                         7/31/08-10/31/08      4/30/08-10/31/08       10/31/07-10/31/08
--------------------------------------------------------------------------------------------------
Small Cap Growth Fund, Class I           -30.81%               -35.52%                 -49.55%
--------------------------------------------------------------------------------------------------
INDEX RETURN
--------------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index             -28.83%               -27.63%                 -37.87%
--------------------------------------------------------------------------------------------------


PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. Russell 1000(R) Index Measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Russell 2000(R) Index The Russell 2000(R) Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000(R) Index, as ranked by market capitalization. The Russell 1000(R) Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. The Russell 1000(R) Value Index measures the performance of the large-cap value segment of the U.S. equity universe. The Russell 2000(R) Value Index measures the performance of small-cap value segment of the U.S. equity universe. The Russell 2000(R) Value Index measures the performance of small-cap value segment of the U.S. equity universe.

                                   FUND REVIEW

INVESTMENT OUTLOOK

By definition the U.S. is in the midst of a bear market. Since 1979 the median bear market return (using the S&P 500(R) Index) has been -30.3%. The current bear market, which began on October 9, 2007, has declined -38.1% through October 31, 2008. The worst bear market since 1979 occurred at the beginning of this decade, with the S&P 500 Index falling -49.2%. Like all investors, we have concerns about the state of the U.S. economy and remain cautious. However, we recognize that fiscal and monetary policy, as well as the de-leveraging process, should at some point provide stability and a new foundation upon which the economy may again resume normal growth. We also believe that we are approaching a point in time where very attractive long-term opportunities may be presenting themselves. Our research is focused on finding those high quality growth companies which have been gaining market share in the current environment and which we believe are trading at very attractive valuations.

SMALL CAP GROWTH FUND, CLASS I PERFORMANCE DISCUSSION

The 300 North Capital Small Cap Growth Fund, Class I returned -49.55% for the one year period ending October 31, 2008. During the same one year period, the Russell 2000(R) Growth Index, the primary benchmark against which we measure the Fund, returned -37.87%.

During the past year there were no sectors for investors to hide. Every sector posted double digit negative returns, and most were down at least -30%. The Fund trailed the benchmark index in this very challenging environment. Hurting relative performance the most was weaker stock selection in the industrial sector. Within this area, the Fund's machinery stocks particularly detracted from results due primarily to underperformance from Dynamic Materials Corp., Titan International, and Chart Industries. Relative performance was also weak for the portfolio's health care stocks. Health care stocks that detracted the most during the year include PAREXEL International (life sciences tools), VCA Antech (health care services), and Catalyst Health Solutions (health care services). An underweight position in the biotechnology industry also penalized relative performance. In addition to industrials and health care, stock selection was also unfavorable in the information technology, financial, and telecommunication services sectors.

The best relative performance came in the consumer discretionary sector, where the portfolio's education stocks outperformed the index. In this category, Strayer Education and American Public Education were both strong performers. The portfolio's specialty retail stocks also performed better than the index, led by Aaron Rents and Hibbett Sports. Favorable stock selection in energy helped relative performance as well. In the oil & gas industry, Concho Resources and Encore Acquisition Co. held up better than other energy stocks.

----------
The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

                     300 NORTH CAPITAL SMALL CAP GROWTH FUND

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
IF INVESTED ON 9/30/93

 [The following table was represented as a line chart in the printed material.]

                        300 North Capital Small Cap   Russell 2000(R)
                           Growth Fund, Class I        Growth Index
            9/30/1993             10,000                   10,000
            10/31/1993            10,172                   10,289
            10/31/1994            10,055                   10,194
            10/31/1995            14,567                   12,295
            10/31/1996            18,075                   13,933
            10/31/1997            19,005                   16,883
            10/31/1998            15,612                   14,205
            10/31/1999            24,800                   18,365
            10/31/2000            35,287                   21,334
            10/31/2001            22,193                   14,613
            10/31/2002            17,748                   11,461
            10/31/2003            25,800                   16,797
            10/31/2004            25,400                   17,726
            10/31/2005            27,684                   19,660
            10/31/2006            30,957                   23,016
            10/31/2007            40,507                   26,865
            10/31/2008            20,392                   16,692

INVESTMENT RESULTS
AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDING 10/31/08

                                                                                SINCE
                                   1 YEAR   3 YEARS*   5 YEARS*   10 YEARS*   INCEPTION*
300 North Capital Small Cap
 Growth Fund - Class I
  (Inception September 30, 1993)   -49.55%   -9.69%     -4.61%      2.70%        4.83%
Russell 2000(R) Growth Index       -37.87%   -5.31%     -0.13%      1.63%        3.45%
 Total Gross Annual Fund
  Operating Expenses - 1.40%
 Total Net Annual Fund
  Operating Expenses - 1.00%+

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-618-7643. PERFORMANCE DATA SHOWN DOES NOT REFLECT THE 1% REDEMPTION FEE IMPOSED ON SHARES HELD 30 DAYS OR LESS. IF IT DID, TOTAL RETURNS WOULD BE REDUCED.

+     The Advisor has a contractual agreement to waive fees indefinitely.

* Average Annual Total Return represents the average change in account value over the periods indicated.

      Returns reflect the reinvestments of dividends and capital gain distributions. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

      Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

      The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

      Indices do not incur expenses and are not available for investment.

      Russell Investments is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a presentation of 300 North Capital, LLC. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in 300 North Capital's presentation thereof.

      RISKS: FOREIGN SECURITIES TYPICALLY INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS THAN DOMESTIC SECURITIES. SMALL- AND MEDIUM CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES.


                             LEAD PORTFOLIO MANAGERS
                                     [PHOTO]
                                 BARRY B. BURCH
                               15 years experience

                                     [PHOTO]
                             JAMES M. LANDRETH, CFA
                               18 years experience

                                  TEAM MEMBERS
                            RICHARD S. CAMPAGNA, CFA
                               19 YEARS EXPERIENCE

                             BRADLEY J. CARTER, CFA
                               9 YEARS EXPERIENCE

                             DEREK S. JOHNSTON, CFA
                               13 YEARS EXPERIENCE

                              LLOYD B. ROGERS, CFA
                               14 YEARS EXPERIENCE

                               AYAKO YOSHIOKA, CFA
                               11 YEARS EXPERIENCE

                    300 NORTH CAPITAL SMALL CAP GROWTH FUND

PHILOSOPHY & APPROACH

o Research and invest in small cap companies with above-average, sustainable revenue and earnings growth;
o Utilize fundamental research to build a portfolio of category leading companies that exhibit:
      o     Catalysts for growth
      o     Outstanding company managements
      o     Measurable and superior financial characteristics

FUND SUMMARY

o     Ticker Symbol: TNCSX
o     CUSIP: 007989213
o     Number of Holdings: 66

TEN LARGEST EQUITY HOLDINGS
AS OF 10/31/08

                                    % OF
SECURITY                            NET ASSETS    VALUE($)      DESCRIPTION
--------------------------------------------------------------------------------------------------------------------
EQUINIX, INC.                       3.78%         430,573       Designs, builds and operates neutral internet
                                                                business exchange (IBX) centers. The company's
                                                                IBX centers provide e-commerce companies,
                                                                content providers and application service
                                                                providers with the ability to directly
                                                                interconnect with a choice of bandwith
                                                                providers, internet service providers and site
                                                                & performance management companies.
OLD DOMINION FREIGHT LINE, INC.     3.62%         412,624       Provides 1-3 day less-than-truckload
                                                                multi-regional motor carrier services in
                                                                Southeast, Northeast, Midwest, South Central
                                                                and West regions of the U.S.
STRAYER EDUCATION, INC.             3.25%         369,951       Provides undergraduate and graduate degree
                                                                programs to over 31,000 students at 47
                                                                campuses throughout 12 states.
CASH AMERICA                        2.70%         307,719       Operates/franchises 489 pawnshops, 296 cash
  INTERNATIONAL, INC.                                           advance and 140 check cashing centers in 22 states
LANDSTAR SYSTEM, INC.               2.54%         289,425       Provides truckload transportation and logistic
                                                                services through a fleet of 8,794 tractors and
                                                                13,560 trailers in the U.S., Canada and Mexico.
MERIDIAN BIOSCIENCE, INC.           2.45%         279,425       Develops diagnostic test kits for respiratory,
                                                                gastrointestinal, viral and parasitic
                                                                infectious diseases.
CHATTEM, INC.                       2.39%         272,563       Manufactures and markets over-the-counter
                                                                health care products, toiletries and dietary
                                                                supplements including topical analgesics, skin
                                                                care products and dandruff shampoos.
AMERICAN PUBLIC                     2.29%         261,193       Offers online postsecondary education to
  EDUCATION, INC.                                               25,000 students in 50 states/130 countries for
                                                                the military and public sector.
MANTECH INTERNATIONAL               2.20%         250,821       Provides information technology services for
  CORP. - CLASS A                                               the intelligence community, department of
                                                                defense and other agencies.
MASIMO CORP.                        2.08%         236,726       Develops patient monitoring products which
                                                                include a monitor or circuit board and
                                                                consumables as well as reusables.

SECTOR ALLOCATION
AS OF 10/31/08

                                                       % OF
[PIE CHART]                                     TOTAL INVESTMENTS
                    Consumer Discretionary             20.5%
                    Information Technology             18.3%
                    Health Care                        17.4%
                    Industrials                        14.8%
                    Financials                         10.7%
                    Energy                              6.7%
                    Consumer Staples                    5.7%
                    Money Market Investments            3.3%
                    Materials                           2.6%

Please refer to the Schedule of Investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

                     300 NORTH CAPITAL SMALL CAP GROWTH FUND

STRATEGIC VIEW

The portfolio remains well diversified across the major growth sectors. The portfolio's five largest weightings by sector as of October 31st were: 18.9% in consumer discretionary, 18.5% in information technology, 17.3% in health care, 15.5% in industrials, and 12.6% in financials. In the month of October some modest changes occurred in the construction of the portfolio. During the month, we reduced the portfolio's exposure to health care stocks by a net total of more than 5% by selling Kensey Nash Corp., PAREXEL International, Icon Plc, MWI Veterinary Supply, IRIS International, and SonoSite Inc. All of these stocks were sold for fundamental reasons. In the technology sector, we reduced our exposure to software companies by selling Micros Systems Inc. and cutting back Sybase Inc. The cash raised through these transactions was put to work in the road & rail, oil & gas, and commercial banking industries.

While 2008 has brought increased market volatility and poor equity returns, we have used the opportunity to invest in what we believe are high quality growth stocks with attractive valuations. We continue to find companies with strong business models who should emerge from this economic downturn in a stronger market position. While we cannot predict the bottom of the equity markets, historical analysis suggests that we are likely close to the bottom. We have great confidence in the U.S. financial system and in the capital markets and, like prior bear markets, believe that very attractive long term opportunities exist for disciplined investors. We have positioned the portfolio to potentially take advantage of an ultimate recovery in both the U.S. economy and the stock market.

----------
PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

The information provided represents the opinion of the fund advisor and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. A complete listing of the funds holdings may be found on pages 7 and 8 of this report.

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE. INVESTMENTS IN FOREIGN SECURITIES TYPICALLY INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS THAN DOMESTIC SECURITIES. SMALL AND MEDIUM CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGER CAPITALIZATION STOCKS. GROWTH STOCKS TYPICALLY ARE MORE VOLATILE THAN VALUE STOCKS; HOWEVER VALUE STOCKS HAVE A LOWER EXPECTED GROWTH RATE IN EARNINGS AND SALES.

                     300 NORTH CAPITAL SMALL CAP GROWTH FUND

INFORMATION ABOUT YOUR FUND'S EXPENSES at October 31, 2008 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2008 -October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        EXPENSES
                                                          PAID
                              BEGINNING     ENDING       DURING
                               ACCOUNT      ACCOUNT      PERIOD*    ANNUALIZED
                                VALUE        VALUE      5/01/08-     EXPENSE
                               5/01/08     10/31/08     10/31/08     RATIO**
                               -------     --------     --------     -------
ACTUAL                        $1,000.00    $  644.80     $ 4.13       1.00%
HYPOTHETICAL (5% ANNUAL
  RETURN BEFORE EXPENSES)     $1,000.00    $1,020.11     $ 5.08       1.00%

----------
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 days (to reflect the one-half year period).
** 300 North Capital, LLC has agreed to waive fees and/or reimburse fund expenses so that the total annual operating expenses are limited to 1.00%.

                     300 NORTH CAPITAL SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at October 31, 2008

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 96.82%
AIR FREIGHT & LOGISTICS: 3.56%
    7,800   Forward Air Corp. ...................................   $   204,126
    6,400   Hub Group, Inc. - Class A * .........................       201,280
                                                                    -----------
                                                                        405,406
                                                                    -----------
APPAREL RETAIL: 1.06%
    5,000   Aeropostale, Inc. * .................................       121,050
                                                                    -----------
APPAREL, ACCESSORIES & LUXURY GOODS: 2.79%
   11,100   Lululemon Athletica, Inc. * .........................       157,287
    6,200   Under Armour, Inc. - Class A* .......................       161,200
                                                                    -----------
                                                                        318,487
                                                                    -----------
APPLICATION SOFTWARE: 1.51%
    4,950   Ebix, Inc. * ........................................       125,879
    3,456   Ultimate Software Group, Inc. * .....................        46,068
                                                                    -----------
                                                                        171,947
                                                                    -----------
BIOTECHNOLOGY: 2.45%
    7,730   BioMarin Pharmaceuticals, Inc. * ....................       141,614
    5,100   Onyx Pharmaceuticals, Inc. * ........................       137,598
                                                                    -----------
                                                                        279,212
                                                                    -----------
CATALOG RETAIL: 0.72%
    2,300   MSC Industrial Direct Co., Inc. - Class A ...........        82,478
                                                                    -----------
COAL & CONSUMABLE FUELS: 1.04%
    7,500   Patriot Coal Corp. * ................................       118,725
                                                                    -----------
COMMUNICATIONS EQUIPMENT: 1.74%
   11,400   Neutral Tandem, Inc. * ..............................       198,588
                                                                    -----------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS: 1.64%
    4,700   Wabtec Corp. ........................................       186,872
                                                                    -----------
CONSTRUCTION MATERIALS: 0.78%
    8,400   Headwaters, Inc. * ..................................        89,040
                                                                    -----------
CONSUMER FINANCE: 2.70%
    8,700   Cash America International, Inc. ....................       307,719
                                                                    -----------
DATA PROCESSING & OUTSOURCED SERVICES: 1.68%
   15,750   CyberSource Corp. * .................................       191,363
                                                                    -----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES: 0.59%
    3,632   Ritchie Bros. Auctioneers, Inc. # ...................        67,446
                                                                    -----------
EDUCATION SERVICES: 7.43%
    5,900   American Public Education, Inc. * ...................       261,193
    4,550   Capella Education Co. * .............................       215,670
    1,635   Strayer Education, Inc. .............................       369,951
                                                                    -----------
                                                                        846,814
                                                                    -----------
ENVIRONMENTAL & FACILITIES SERVICES: 0.80%
    3,300   Team, Inc. * ........................................        91,641
                                                                    -----------
FERTILIZERS & AGRICULTURAL CHEMICALS: 1.81%
    9,500   Intrepid Potash, Inc. * .............................       206,530
                                                                    -----------
FOOTWEAR: 1.80%
   18,818   Iconix Brand Group, Inc. * ..........................       204,928
                                                                    -----------
HEALTH CARE EQUIPMENT: 5.64%
    7,400   Masimo Corp. * ......................................       236,726
   11,368   Meridian Bioscience, Inc. ...........................       279,425
    1,700   NuVasive, Inc. * ....................................        80,053
    1,900   Thoratec Corp. * ....................................        46,778
                                                                    -----------
                                                                        642,982
                                                                    -----------
HEALTH CARE FACILITIES: 1.10%
    6,897   VCA Antech, Inc. * ..................................       124,836
                                                                    -----------
HEALTH CARE SERVICES: 5.82%
    6,400   Athenahealth, Inc. * ................................       195,840
    6,600   CardioNet, Inc. * ...................................       168,894
   11,770   Catalyst Health Solutions, Inc. * ...................       198,560
    3,000   Genoptix, Inc. * ....................................       100,320
                                                                    -----------
                                                                        663,614
                                                                    -----------
HOME ENTERTAINMENT SOFTWARE: 1.43%
    5,900   Shanda Interactive Entertainment Ltd. - ADR * .......       163,135
                                                                    -----------
HOMEFURNISHING RETAIL: 1.48%
    6,800   Aaron Rents, Inc. ...................................       168,572
                                                                    -----------
HOTELS, RESORTS & CRUISE LINES: 2.83%
    6,600   Choice HotelsInternational, Inc. ....................       180,444
    4,660   Ctrip.com International, Ltd. - ADR .................       142,503
                                                                    -----------
                                                                        322,947
                                                                    -----------
HYPERMARKETS & SUPER CENTERS: 1.78%
   13,600   PriceSmart, Inc. ....................................       202,640
                                                                    -----------
INDUSTRIAL MACHINERY: 0.94%
    4,531   RBC Bearings, Inc. * ................................       107,521
                                                                    -----------
INTERNET SOFTWARE & SERVICES: 6.62%
    6,898   Equinix, Inc. * .....................................       430,573
    5,308   Omniture, Inc. * ....................................        61,042
    3,100   Sohu.com, Inc. * ....................................       170,314
    5,500   Vocus, Inc. * .......................................        92,565
                                                                    -----------
                                                                        754,494
                                                                    -----------
INVESTMENT BANKING & BROKERAGE: 2.29%
    9,900   Evercore Partners, Inc. - Class A ...................       120,483
    4,800   KBW, Inc. * .........................................       140,544
                                                                    -----------
                                                                        261,027
                                                                    -----------
IT CONSULTING & OTHER SERVICES: 2.20%
    4,650   ManTech International Corp. - Class A * .............       250,821
                                                                    -----------
LEISURE FACILITIES: 1.34%
    8,022   Life Time Fitness, Inc. * ...........................       152,739
                                                                    -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                     300 NORTH CAPITAL SMALL CAP GROWTH FUND

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES: 2.40%
    3,390   Luminex Corp. * .....................................   $    63,223
   11,700   Sequenom, Inc. * ....................................       210,600
                                                                    -----------
                                                                        273,823
                                                                    -----------
MARINE PORTS & SERVICES: 1.08%
   11,500   Aegean Marine Petroleum Network, Inc. # .............       123,395
                                                                    -----------
OIL & GAS EXPLORATION & PRODUCTION: 5.65%
    7,150   Arena Resources, Inc. * .............................       217,932
    9,700   Concho Resources, Inc. * ............................       206,125
    5,825   GMX Resources, Inc. * ...............................       219,894
                                                                    -----------
                                                                        643,951
                                                                    -----------
PACKAGED FOODS & MEATS: 1.58%
    6,200   Green Mountain Coffee Roasters, Inc. * ..............       179,738
                                                                    -----------
PERSONAL PRODUCTS: 2.39%
    3,602   Chattem, Inc. * .....................................       272,563
                                                                    -----------
REAL ESTATE INVESTMENT TRUSTS: 1.31%
   10,600   LaSalle Hotel Properties ............................       149,248
                                                                    -----------
REGIONAL BANKS: 3.35%
    4,800   Glacier Bancorp, Inc. ...............................        96,816
    2,100   PrivateBancorp, Inc. ................................        75,621
    6,300   Prosperity Bancshares, Inc. .........................       209,223
                                                                    -----------
                                                                        381,660
                                                                    -----------
SEMICONDUCTORS: 1.69%
    9,100   Netlogic Microsystems, Inc. * .......................       192,192
                                                                    -----------
SPECIALIZED FINANCE: 1.06%
   10,800   Assured Guaranty Ltd. # .............................       121,284
                                                                    -----------
SPECIALTY STORES: 1.09%
    7,000   Hibbett Sports, Inc. * ..............................       124,670
                                                                    -----------
SYSTEMS SOFTWARE: 1.49%
    6,400   Sybase, Inc. * ......................................       170,432
                                                                    -----------
TRUCKING: 6.16%
    7,500   Landstar System, Inc. ...............................       289,425
   13,600   Old Dominion Freight Line, Inc. * ...................       412,624
                                                                    -----------
                                                                        702,049
                                                                    -----------
TOTAL COMMON STOCKS
 (Cost $12,229,390) .............................................    11,038,579
                                                                    -----------
MONEY MARKET INVESTMENTS: 3.30%
  187,779   SEI Daily Income Trust Government Fund ..............       187,779
  187,780   SEI Daily Income TrustTreasury Fund .................       187,780
                                                                    -----------
TOTAL MONEY MARKET INVESTMENTS
 (Cost $375,559) ................................................       375,559
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
 (Cost $12,604,949): 100.12% ....................................    11,414,138
 Liabilities in Excess of
  Other Assets: (0.12)% .........................................       (13,229)
                                                                    -----------
NET ASSETS: 100.0% ..............................................   $11,400,909
                                                                    ===========

----------
ADR - American Depositary Receipt.
    * Non-income producing security.
    # U.S. traded security of a foreign issuer.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                       STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

                                                               300 NORTH CAPITAL
                                                                    SMALL CAP
                                                                   GROWTH FUND
--------------------------------------------------------------------------------
ASSETS:
  Investments at cost .........................................   $ 12,604,949
                                                                  ============
  Investments at value ........................................   $ 11,414,138
  Receivables:
    Investments sold ..........................................        589,695
    Fund shares sold ..........................................         26,283
    Due from Advisor (Note 3) .................................          8,934
    Dividends and interest ....................................            950
  Prepaid expenses ............................................         10,362
                                                                  ------------
      Total assets ............................................     12,050,362
                                                                  ------------
LIABILITIES:
  Payables:
    Investments purchased .....................................        592,573
    Audit fees ................................................         18,200
    Shareholder reporting .....................................          8,976
    Transfer agent fees and expenses ..........................          8,019
    Fund accounting fees ......................................          7,533
    Custody fees ..............................................          6,915
    Legal fees ................................................          2,971
    Administration fees .......................................          2,541
    Chief Compliance Officer fee ..............................          1,270
    Fund shares redeemed ......................................            112
  Accrued expenses ............................................            343
                                                                  ------------
      Total liabilities .......................................        649,453
                                                                  ------------
NET ASSETS ....................................................   $ 11,400,909
                                                                  ============
NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital) .................   $ 19,527,417
  Undistributed net investment loss ...........................             --
  Accumulated net realized loss on investments ................     (6,935,697)
  Net unrealized depreciation on investments ..................     (1,190,811)
                                                                  ------------
NET ASSETS ....................................................   $ 11,400,909
                                                                  ============
NET ASSET VALUE, OFFERING PRICE
AND REDEMPTION PRICE PER SHARE:
  Net assets ..................................................   $ 11,400,909
  Shares outstanding (unlimited number of shares
    authorized, par value $0.01) ..............................      2,228,206
  NET ASSET VALUE, OFFERING PRICE AND
    REDEMPTION PRICE PER SHARE ................................   $       5.12
                                                                  ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             STATEMENT OF OPERATIONS

For the year ended October 31, 2008

                                                               300 NORTH CAPITAL
                                                                    SMALL CAP
                                                                   GROWTH FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes and
    issuance fees of $670 and $487, respectively) .............   $     55,089
  Interest ....................................................         19,042
                                                                  ------------
    Total investment income ...................................         74,131
                                                                  ------------
EXPENSES:
  Management fees (Note 3) ....................................        139,244
  Adminstration fees (Note 3) .................................         35,481
  Fund accounting fees (Note 3) ...............................         29,541
  Transfer agent fees and expenses (Note 3) ...................         28,176
  Custody fees (Note 3) .......................................         27,880
  Reports to shareholders .....................................         25,784
  Audit fees ..................................................         18,201
  Registration fees ...........................................         17,915
  Legal fees ..................................................         14,892
  Trustee fees ................................................          6,732
  Chief Compliance Officer fee (Note 3) .......................          4,910
  Insurance expense ...........................................          3,918
  Other expenses ..............................................          3,654
                                                                  ------------
    Total expenses ............................................        356,328
    Less: Advisor fee waiver and absorption (Note 3) ..........       (182,273)
                                                                  ------------
    Net expenses ..............................................        174,055
                                                                  ------------
      NET INVESTMENT LOSS .....................................        (99,924)
                                                                  ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments ............................     (2,825,545)
  Net change in unrealized appreciation on investments ........     (8,343,095)
                                                                  ------------
  Net realized and unrealized loss on investments .............    (11,168,640)
                                                                  ------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......   $(11,268,564)
                                                                  ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     300 NORTH CAPITAL
                                                                                   SMALL CAP GROWTH FUND
                                                                               Year Ended         Year Ended
                                                                            October 31, 2008   October 31, 2007
OPERATIONS:
  Net investment loss .....................................................   $    (99,924)      $   (303,840)
  Net realized gain (loss) on investments .................................     (2,825,545)        14,875,952
  Net realized gain from in-kind redemption ...............................             --         20,766,575
  Net change in unrealized appreciation on investments ....................     (8,343,095)       (21,221,847)
                                                                              ------------       ------------
    Net increase (decrease) in net assets resulting from operations .......    (11,268,564)        14,116,840
                                                                              ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain from investment transactions
    Class A ...............................................................             --           (479,684)
    Class I ...............................................................    (11,566,238)        (5,103,169)
                                                                              ------------       ------------
      Total distributions to shareholders .................................    (11,566,238)        (5,582,853)
                                                                              ------------       ------------
CAPITAL SHARE TRANSACTIONS:
  Class A:
    Shares sold ...........................................................             --            854,783
    Shares issued on reinvestment of distributions ........................             --            444,602
    Shares repurchased ....................................................             --        (10,205,826)
    Redemption fees .......................................................             --              1,908
                                                                              ------------       ------------
      Net decrease from Class A capital share transactions ................             --         (8,904,533)
                                                                              ------------       ------------
  Class I:
    Shares sold ...........................................................      3,647,259         16,953,256
    Shares issued on reinvestment of distributions ........................     11,327,544          5,103,169
    Shares repurchased ....................................................     (3,802,272)      (118,154,313)
    Redemption fees .......................................................            240                419
                                                                              ------------       ------------
      Net increase (decrease) from Class I capital share transactions .....     11,172,771        (96,097,469)
                                                                              ------------       ------------
        Total increase (decrease) in net assets from
          capital share transactions ......................................     11,172,771       (105,002,002)
                                                                              ------------       ------------
Total decrease in net assets ..............................................    (11,662,031)       (96,468,015)
                                                                              ------------       ------------
NET ASSETS:
  Beginning of year .......................................................     23,062,940        119,530,955
                                                                              ------------       ------------
  End of year .............................................................   $ 11,400,909       $ 23,062,940
                                                                              ============       ============
  Undistributed net investment loss at end of year ........................   $         --       $    (14,210)
                                                                              ============       ============
FUND SHARE TRANSACTIONS:
  Class A:
    Shares sold ...........................................................             --             50,761
    Shares issued on reinvestment of distributions ........................             --             27,546
    Shares repurchased ....................................................             --           (578,784)
                                                                              ------------       ------------
      Net decrease in Class A fund shares .................................             --           (500,477)
                                                                              ============       ============
Class I:
  Shares sold .............................................................        461,342            868,526
  Shares issued on reinvestment of distributions ..........................      1,228,584            281,321
  Shares repurchased ......................................................       (470,021)        (6,176,383)
                                                                              ------------       ------------
    Net increase (decrease) in Class I fund shares ........................      1,219,905         (5,026,536)
                                                                              ============       ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                              FINANCIAL HIGHLIGHTS

                     300 NORTH CAPITAL SMALL CAP GROWTH FUND

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                                         CLASS I
                                                             -------------------------------------------------------------------
                                                              FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                                             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                             OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                                2008          2007          2006          2005          2004+
                                                             ----------    ----------    ----------    ----------    ----------
PER SHARE DATA
Net asset value per share, beginning of year .............    $  22.87      $  18.44      $  16.49      $  15.13      $  15.38
Income from investment operations:
  Net investment loss ....................................       (0.05)^       (0.12)^       (0.12)^       (0.13)^       (0.14)
  Net realized gains (losses) and change in unrealized
    appreciation or depreciation on investments ..........       (6.14)         5.51          2.07          1.49         (0.11)
                                                              --------      --------      --------      --------      --------
    Total income (loss) from investment operations .......       (6.19)         5.39          1.95          1.36         (0.25)
                                                              --------      --------      --------      --------      --------
Redemption fees retained .................................        0.00#^        0.00#^        0.00#^        0.00#^        0.00#
                                                              --------      --------      --------      --------      --------
DISTRIBUTIONS
  From net realized gains on investments .................      (11.56)        (0.96)           --            --            --
                                                              --------      --------      --------      --------      --------
Net asset value per share, end of year ...................    $   5.12      $  22.87      $  18.44      $  16.49      $  15.13
                                                              ========      ========      ========      ========      ========
Total return .............................................      (49.55%)       30.56%        11.83%         8.99%        (1.63%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets (dollars in millions), end of year ..........    $   11.4      $   23.1      $  111.3      $  122.9      $  217.0
  Ratio of expenses to average net assets:
    Before expense reimbursement .........................        2.05%         1.38%         1.18%         1.07%         0.99%
    After expense reimbursement ..........................        1.00%         1.00%         1.00%         1.00%         0.99%
  Ratio of net investment loss to average net assets:
    Before expense reimbursement .........................       (1.62%)       (0.99%)       (0.85%)       (0.88%)       (0.86%)
    After expense reimbursement ..........................       (0.57%)       (0.61%)       (0.67%)       (0.81%)       (0.86%)
  Portfolio turnover rate ................................      137.55%        93.78%        86.97%        59.58%        99.08%

----------
+ On December 19, 2003, the Fund re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust. The historical data shown reflects the operations of each respective predecessor Feeder Fund.
^     Per share numbers have been calculated using the average shares method.
#     Amount is less than $0.01.

                                   300 NORTH CAPITAL SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2008

1 - ORGANIZATION

The 300 North Capital Small Cap Growth Fund (the "Fund", formerly PIC Small Cap Growth Fund, see note 8) is a series of Advisors Series Trust ("the Trust"), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund commenced operations on September 30, 1993.

2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume, and news events. Short-term investments are valued at amortized cost, which approximates market value. Investments in other mutual funds are valued at their net asset value per share.

B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Effective April 30, 2008, the Fund adopted FIN 48. Management of the Fund reviewed the tax positions in the open tax years 2005 to 2008 and determined that the implementation of FIN 48 had no impact on the Fund's net assets or results of operations.

C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

      Prior to May 19, 2007, the Fund had both Class A and Class I shares. Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

D. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E. SECURITIES LOANS: The Fund may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The loans are secured by cash or securities collateral at least equal, at all times, to the fair value of the securities loaned. During the year ended October 31, 2008, the Fund did not loan securities.

F. REDEMPTION FEES: The Fund charges a 1% redemption fee to shareholders who redeem shares held for 30 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

                     300 NORTH CAPITAL SMALL CAP GROWTH FUND

G. RECLASSIFICATION OF CAPITAL ACCOUNTS: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

      For the year ended October 31, 2008, the following table shows the reclassifications made:

                 ACCUMULATED          UNDISTRIBUTED
                NET REALIZED         NET INVESTMENT
            GAINS ON INVESTMENTS         INCOME            PAID-IN CAPITAL
            --------------------     --------------        ---------------
                     $ 3                $ 114,134            ($ 114,137)

H. IN-KIND REDEMPTION: During the year ended October 31, 2007, the Fund realized $20,766,575 of net capital gains resulting from an in-kind redemption. A shareholder exchanged fund shares for securities held by the Fund rather than for cash.

      Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains and losses to paid-in-capital. Such reclassification has no effect on the Fund's net assets.

I. NEW ACCOUNTING PRONOUNCEMENTS: In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

      In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161 and the Fund believes there will be no material impact on the Fund's financial statement disclosures.

3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended October 31, 2008, 300 North Capital, LLC (the "Advisor", formerly Provident Investment Counsel, LLC), an indirect, wholly owned subsidiary of Old Mutual PLC, provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. For the year ended October 31, 2008, the Fund incurred $139,244 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.00%. Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund's expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

For the year ended October 31, 2008, the Advisor reduced its fees and absorbed Fund expenses in the amount of $182,273. Cumulative expenses subject to recapture expire as follows:

                              YEAR              AMOUNT
                              2009             $238,286
                              2010              231,797
                              2011              182,273
                                               --------
                                               $652,356
                                               ========

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For the year ended October 31, 2008, the Fund incurred $35,481 in administration fees.

                     300 NORTH CAPITAL SMALL CAP GROWTH FUND

U.S. Bancorp Fund Services, LLC ("USBFS") also serves as the fund accountant and transfer agent to the Fund. For the year ended October 31, 2008, the Fund incurred $29,541 in fund accounting fees and $17,999 in transfer agent fees. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund's custodian. For the year ended October 31, 2008, the Fund incurred $27,880 in custody fees.

Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

For the year ended October 31, 2008, the Fund was allocated $4,910 of the Chief Compliance Officer fee.

4 - PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2008, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $23,386,519 and $23,416,824, respectively.

5 -LINE OF CREDIT

The Fund has a line of credit in the amount of $1,500,000. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund's custodian, U.S. Bank N.A. During the year ended October 31, 2008, the Fund did not draw upon the line of credit.

6 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment loss and realized and unrealized gains and losses differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, net operating losses, limitations on use of capital loss carryforwards, and Passive Foreign Investment Companies.

The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 was as follows:

                                                   2008            2007
                                               -----------      ----------
     Ordinary income .......................   $   952,255      $       --
     Long-term capital gains ...............   $10,613,983      $5,582,853

Ordinary income distributions may include dividends paid from short-term capital gains.

The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the fund related to net capital gain to zero for the tax year ended October 31, 2008. The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue
Section 871(k)(2)(C) for the Fund was 100% (unaudited).

As of October 31, 2008, the components of net assets on a tax basis were as follows:

            Cost of investments ...................... $12,622,576
                                                       ===========
            Gross unrealized appreciation ............ $1 ,107,439
            Gross unrealized depreciation ............  (2,315,877)
                                                       -----------
            Net unrealized depreciation .............. $(1,208,438)
                                                       -----------
            Undistributed ordinary income ............ $        --
            Undistributed long-term capital gain .....          --
                                                       -----------
            Total distributable earnings ............. $        --
                                                       -----------
            Other accumulated gains (losses) ......... $(6,918,070)
                                                       -----------
            Total accumulated earnings (losses) ...... $(8,126,508)
                                                       ===========

                     300 NORTH CAPITAL SMALL CAP GROWTH FUND

At October 31, 2008, the Fund had tax capital losses which may be carried over to offset future gains. Such losses expire as follows:

                         CAPITAL LOSSES EXPIRING IN:
      -----------------------------------------------------------------
          2009               2010             2011             TOTAL
          ----               ----             ----             -----
      $(1,453,905)       $(2,591,031)     $(2,873,134)     $(6,918,070)

The carryforward loss for the Fund was generated in connection with the reorganization of the Fund from a master-feeder structure on December 19, 2003, and is limited to $2,022,468 each year through 2009.

7 - ADVISOR NAME CHANGE

Effective December 5, 2008, Provident Investment Counsel, LLC changed its name to 300 North Capital, LLC. All references to the Advisor in the Prospectus and SAI now pertain to 300 North Capital, LLC.

8 - FUND NAME CHANGE

Effective December 12, 2008, the Provident Investment Counsel Small Cap Growth Fund changed its name to 300 North Capital Small Cap Growth Fund. All references to the Fund in the Prospectus and SAI will then pertain to the 300 North Capital Small Cap Growth Fund.

                     300 NORTH CAPITAL SMALL CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
300 North Capital Small Cap Growth Fund

We have audited the accompanying statements of assets and liabilities of 300 North Capital Small Cap Growth Fund (formerly Provident Investment Counsel ("PIC") Small Cap Growth Fund), a series of Advisors Series Trust (the "Trust"), including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 300 North Capital Small Cap Growth Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 29, 2008

                     300 NORTH CAPITAL SMALL CAP GROWTH FUND

NOTICE TO SHAREHOLDERS at October 31, 2008 (Unaudited)

For the year ended October 31, 2008, certain dividends paid by the 300 North Capital Small Cap Growth Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 12.58%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2008 was 11.23%.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-618-7643 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2008

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2008 is available without charge, upon request, by calling 1-800-618-7643. Furthermore, you can obtain the Fund's proxy voting records on the SEC's website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Fund's Forms N-Q is also available upon request by calling 1-800-618-7643.

                     300 NORTH CAPITAL SMALL CAP GROWTH FUND

REPORT OF THE TRUST'S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders (the "Meeting") took place on July 15, 2008, to elect two new Trustees to the Board and to approve the ratification of the prior appointment of one current Trustee of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, at the close of business on May 22, 2008, were entitled to attend or submit proxies. As of the record date, the Trust had 109,009,551.55 shares outstanding. The results of the voting for each proposal were as follows:

PROPOSAL NO. 1. ELECTION OF TWO NEW TRUSTEES

      NOMINEE                     FOR VOTES          VOTES WITHHELD
      -------                     ---------          --------------
      Michael D. LeRoy         67,690,566.1576        161,711.1704
      Joe D. Redwine           67,386,892.1216        165,385.2064

PROPOSAL NO. 2. RATIFICATION OF THE PRIOR APPOINTMENT OF ONE CURRENT TRUSTEE OF THE BOARD

      CURRENT TRUSTEE             FOR VOTES          VOTES WITHHELD
      ---------------             ---------          --------------
      George J. Rebhan         66,476,414.1932       1,075,863.1348

Effective SEPTEMBER 1, 2008, the Board of Trustees of Advisors Series Trust consists of the following individuals:

      Walter E. Auch, Independent Trustee             George J. Rebhan, Independent Trustee
      James Clayburn LaForce, Independent Trustee     Joe D. Redwine, Interested Trustee
      Donald E. O'Connor, Independent Trustee         George T. Wofford, Independent Trustee

Effective DECEMBER 1, 2008, the Board of Trustees of Advisors Series Trust consists of the following individuals:

      Walter E. Auch, Independent Trustee             George J. Rebhan, Independent Trustee
      James Clayburn LaForce, Independent Trustee     Joe D. Redwine, Interested Trustee
      Michael D. LeRoy, Independent Trustee           George T. Wofford, Independent Trustee
      Donald E. O'Connor, Independent Trustee

Effective JANUARY 1, 2009, the Board of Trustees of Advisors Series Trust consists of the following individuals:

      Michael D. LeRoy, Independent Trustee           Joe D. Redwine, Interested Trustee
      Donald E. O'Connor, Independent Trustee         George T. Wofford, Independent Trustee
      George J. Rebhan, Independent Trustee

                                   300 NORTH CAPITAL SMALL CAP GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS at October 31, 2008 (Unaudited)

This chart provides information about the Trustees and Officers who oversee your Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES(1)

                                                                                         Number of
                                                                        Principal      Portfolios in
                                                   Term of Office      Occupation       Fund Complex            Other
Name, Age                        Position with     and Length of      During Past      Overseen by         Directorships
Address                             the Trust        Time Served       Five Years       Trustees(2)              Held
-------------------------------------------------------------------------------------------------------------------------------
WALTER E. AUCH (AGE 87, DOB 4/12/1921)
-------------------------------------------------------------------------------------------------------------------------------
615 E. Michigan Street               Trustee         Indefinite      Management              1          Director, Sound
Milwaukee, WI 53202                                  term since      Consultant; for-                   Surgical Technologies,
                                                   February 1997.    merly Chairman,                    LLC; Trustee,
                                                                     CEO of Chicago                     Consulting Group
                                                                     Board Options                      Capital Markets
                                                                     Exchange (CBOE)                    Funds (Smith Barney)
                                                                     and President of                   (11 portfolios);
                                                                     Paine Webber.                      Trustee, The UBS
                                                                                                        Funds (57 portfolios).
-------------------------------------------------------------------------------------------------------------------------------
JAMES CLAYBURN LAFORCE (AGE 79, DOB 12/28/1928)
-------------------------------------------------------------------------------------------------------------------------------
615 E. Michigan Street               Trustee         Indefinite      Dean Emeritus,          1          Trustee, The Payden
Milwaukee, WI 53202                                  term since      John E. Anderson                   Funds (21 portfolios);
                                                      May 2002.      Graduate School                    Trustee, The
                                                                     of Management,                     Metzler/Payden
                                                                     University of                      Investment Group
                                                                     California, Los                    (6 portfolios);
                                                                     Angeles.                           Trustee, Arena
                                                                                                        Pharmaceuticals.
-------------------------------------------------------------------------------------------------------------------------------
DONALD E. O'CONNOR (AGE 72, DOB 6/18/1936)
-------------------------------------------------------------------------------------------------------------------------------
615 E. Michigan Street               Trustee         Indefinite      Retired; former         1          Trustee, The
Milwaukee, WI 53202                                  term since      Financial                          Forward Funds
                                                   February 1997.    Consultant and                     (16 portfolios).
                                                                     former Executive
                                                                     Vice President and
                                                                     Chief Operating
                                                                     Officer of ICI
                                                                     Mutual Insurance
                                                                     Company (until
                                                                     January 1997).
-------------------------------------------------------------------------------------------------------------------------------
GEORGE J. REBHAN (AGE 74, DOB 7/10/1934)
-------------------------------------------------------------------------------------------------------------------------------
615 E. Michigan Street               Trustee         Indefinite      Retired; formerly       1          Trustee, E*TRADE
Milwaukee, WI 53202                                  term since      President,                         Funds (6 portfolios).
                                                      May            2002 Hotchkis
                                                                     and Wiley
                                                                     Funds (mutual
                                                                     funds) (1985
                                                                     to 1993).
-------------------------------------------------------------------------------------------------------------------------------
GEORGE T. WOFFORD (AGE 69, DOB 10/8/1939)
-------------------------------------------------------------------------------------------------------------------------------
615 E. Michigan Street               Trustee         Indefinite      Retired; formerly       1        None.
Milwaukee, WI 53202                                  term since      Senior Vice
                                                   February 1997.    President, Federal
                                                                     Home Loan Bank
                                                                     of San Francisco.

                                   300 NORTH CAPITAL SMALL CAP GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS at October 31, 2008 (Unaudited)

INTERESTED TRUSTEE

                                                                                          Number of
                                                                        Principal       Portfolios in
                                                    Term of Office      Occupation      Fund Complex              Other
           Name, Age              Position with     and Length of      During Past       Overseen by          Directorships
            Address                 the Trust        Time Served        Five Years       Trustees(2)              Held
---------------------------------------------------------------------------------------------------------------------------
JOE D. REDWINE (AGE 61, DOB 7/9/1947)
---------------------------------------------------------------------------------------------------------------------------
615 E. Michigan Street              Interested        Indefinite      President, CEO,         1                   None.
Milwaukee, WI 53202                  Trustee          term since      U.S. Bancorp
                                                   September 2008.    Fund Services,
                                                                      LLC since
                                                                      May 1991.

OFFICERS

                                                   Term of Office
Name, Age                         Position with     and Length of
Address                             the Trust        Time Served         Principal Occupation During Past Five Years
---------------------------------------------------------------------------------------------------------------------------
JOE D. REDWINE (AGE 61, DOB 7/9/1947)
---------------------------------------------------------------------------------------------------------------------------
615 E. Michigan Street               Chairman         Indefinite    President, CEO, U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202                 and Chief         term since    since May 1991.
                                    Executive      September 2007.
                                     Officer
---------------------------------------------------------------------------------------------------------------------------
DOUGLAS G. HESS (AGE 41, DOB 7/19/1967)
---------------------------------------------------------------------------------------------------------------------------
615 E. Michigan Street            President and       Indefinite    Vice President, Compliance and Administration,
Milwaukee, WI 53202                 Principal         term since    U.S. Bancorp Fund Services, LLC since March 1997.
                                    Executive         June 2003.
                                     Officer
---------------------------------------------------------------------------------------------------------------------------
CHERYL L. KING (AGE 47, DOB 8/27/1961)
---------------------------------------------------------------------------------------------------------------------------
615 E. Michigan Street            Treasurer and       Indefinite    Assistant Vice President, Compliance and
Milwaukee, WI 53202                 Principal         term since    Administration, U.S. Bancorp Fund Services, LLC
                                    Financial       December 2007.  since October 1998.
                                     Officer
---------------------------------------------------------------------------------------------------------------------------
ROBERT M. SLOTKY (AGE 61, DOB 6/17/1947)
---------------------------------------------------------------------------------------------------------------------------
2020 E. Financial Way            Vice President,      Indefinite    Senior Vice President, U.S. Bancorp Fund Services,
Glendora, CA 91741                    Chief           term since    LLC since July 2001; Senior Vice President,
                                    Compliance        June 2007.    Investment Company Administration, LLC (May
                                   Officer, AML                     1997 to July 2001).
                                     Officer
---------------------------------------------------------------------------------------------------------------------------
JEANINE M. BAJCZYK, ESQ. (AGE 43, DOB 4/16/1965)
---------------------------------------------------------------------------------------------------------------------------
615 E. Michigan Street              Secretary         Indefinite    Vice President and Counsel, U.S. Bancorp Fund
Milwaukee, WI 53202                                   term since    Services, LLC, since May 2006; Senior Counsel,
                                                      June          2007. Wells Fargo Funds Management, LLC, May
                                                                    2005 to May 2006; Senior Counsel, Strong Financial
                                                                    Corporation, January 2002 to April 2005.

----------
(1) The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").
(2) The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

The Statement of Additional Information includes additional information about the Fund's Trustees and Officers and is avail- able, without charge, upon request by calling 1-800-618-7643.

                     300 NORTH CAPITAL SMALL CAP GROWTH FUND

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS - ADVISORS SERIES TRUST
Walter E. Auch, Independent Trustee
James Clayburn LaForce, Independent Trustee
Donald E. O'Connor, Independent Trustee
George J. Rebhan, Independent Trustee
Joe D. Redwine, Interested Trustee and Chairman
George T. Wofford III, Independent Trustee
Douglas G. Hess, President
Robert M. Slotky, Vice President, Chief Compliance Officer and AML Officer Cheryl L. King, Treasurer
Jeanine M. Bajczyk, Secretary

INVESTMENT ADVISOR
300 North Capital, LLC
300 N. Lake Avenue
Pasadena, CA 91101 (626)
449-8500

DISTRIBUTOR
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY 10022

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

WHY INVEST WITH 300 NORTH CAPITAL, LLC?

COMMITMENT TO OUR SHAREHOLDERS
      o     Dedicated investment team managing your investments
      o     Focused on shareholder objectives and needs

PASSION FOR GROWTH INVESTING
      o     "Pure growth" philosophy and consistent investment style
      o "Multiple points of knowledge" provide intimate understanding of companies

EXPERIENCED INVESTMENT TEAM
      o A team of seasoned investment professionals committed to our growth philosophy
      o     Transparent process that "digs deep" into company fundamentals

This annual report is intended for shareholders of 300 North Capital Small Cap Growth Fund. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the fund. If used as sales literature after October 31, 2008, this annual report must be accompanied by performance updates for the most recent calendar quarter.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                      Shareholder Services: (800) 618-7643
                        Website: www.300northcapital.com

                                                                         (10/08)

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A COPY OF THE REGISTRANT'S CODE OF ETHICS IS FILED HEREWITH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the registrant adequate oversight given the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

        --------------------------------------------------------------
                                   FYE 10/31/2008       FYE 10/31/2007
        --------------------------------------------------------------
        Audit Fees                     $15,500              $29,400
        Audit-Related Fees             N/A                  N/A
        Tax Fees                       $2,700               $5,200
        All Other Fees                 N/A                  N/A
        --------------------------------------------------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

        --------------------------------------------------------------
                                   FYE 10/31/2008       FYE 10/31/2007
        --------------------------------------------------------------
        Audit-Related Fees                0%                   0%
        Tax Fees                          0%                   0%
        All Other Fees                    0%                   0%
        --------------------------------------------------------------

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

      -----------------------------------------------------------------
      Non-Audit Related Fees            FYE 10/31/2008   FYE 10/31/2007
      -----------------------------------------------------------------
      Registrant                              N/A              N/A
      Registrant's Investment Adviser         N/A              N/A
      -----------------------------------------------------------------

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. INVESTMENTS.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Filed herewith.

      (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

      (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(B) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      (Registrant)  Advisors Series Trust

      By (Signature and Title)* /s/ Douglas G. Hess
                                ------------------------------
                                    Douglas G. Hess, President

      Date 1/2/09

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      By (Signature and Title)* /s/ Douglas G. Hess
                                ------------------------------
                                Douglas G. Hess, President

      Date 1/2/09

      By (Signature and Title)* /s/ Cheryl L. King
                                ------------------------------
                                Cheryl L. King, Treasurer

      Date 1/2/09

* PRINT THE NAME AND TITLE OF EACH SIGNING OFFICER UNDER HIS OR HER SIGNATURE.